Virtus Equity Trust

Supplement dated November 29, 2010 to the Prospectuses

dated July 31, 2010, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective January 1, 2011, Virtus Mutual Funds will make changes to the minimum purchase requirements for all funds. Additionally, beginning in 2011, Virtus Mutual Funds will impose an annual fee on accounts having balances of less than $2,500.

Minimum Purchase Requirements

Effective January 1, 2011, Virtus Mutual Funds will implement revised purchase minimums. Accordingly, effective January 1, 2011, the table entitled “Purchase Minimums” under the heading “Purchase and Sale of Fund Shares” in each fund’s prospectus is replaced with the following:

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase, or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans	No minimum

Also, the description of minimum initial and subsequent investment amounts appearing in the section “Step 1” under the heading “Your Account” is amended to reflect the information shown in the above table.

Annual Fee Assessment for Certain Accounts

Due to the high cost of maintaining small accounts, effective January 1, 2011, Virtus Mutual Funds will begin assessing an annual fee of $25 per direct account for account balances under $2,500. Accordingly, effective January 1, 2011, the following disclosure is added under the heading “Account Policies” in each fund’s prospectus:

Annual Fee on Small Accounts

To help offset the costs associated with maintaining small accounts, Virtus Mutual Funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.

The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Transfer Agent.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019/Minimums (11/10)

Virtus Equity Trust

Supplement dated November 29, 2010 to the Statement of Additional Information (“SAI”)

dated July 31, 2010, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective January 1, 2011, Virtus Mutual Funds will implement revised purchase minimums. Accordingly, effective January 1, 2011, the information relating to Class A Shares and Class C Shares under the heading “How to Buy Shares” is replaced with the following:

For Class A Shares and Class C Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, the minimum applicable to both initial and subsequent investments is $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an individual retirement account (“IRA”). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions.

The information relating to Class I Shares remains unchanged.

Investors should retain this supplement with the SAI for future reference.

VET 8019B/Minimums SAI (11/10)